PGIM ETF TRUST

PGIM Portfolio Ballast ETF

(the “Fund”)

Supplement dated January 8, 2025

to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information (SAI), as applicable, and retain it for future reference.

Effective immediately, Mr. Lorne Johnson will be added as a named portfolio manager on the Fund. Effective April 15, 2025, Mr. Marcus Perl will retire and will no longer be a named portfolio manager on the Fund.

To reflect these changes: (i) all references to Mr. Perl are removed from the Fund’s Summary Prospectus, Prospectus and SAI effective April 15, 2025; and (ii) the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.The tables in the section of the Fund’s Summary Prospectus and Prospectus entitled “Management of the Fund” are hereby revised by adding the information set forth below with respect to Mr. Johnson:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	PGIM Quantitative	Lorne Johnson	Managing Director and	January 2025
LLC	Solutions LLC		Portfolio Manager

2.The section of the Fund’s Prospectus entitled “How the Fund is Managed – Portfolio Managers” is hereby revised by adding the following professional biography for Mr. Johnson:

Lorne Johnson, PhD, is a Managing Director and Portfolio Manager working within the Multi-Asset team. As Head of Multi- Asset Portfolio Design, he is responsible for portfolio management, portfolio design, and multi-asset research. Prior to joining PGIM Quantitative Solutions, Lorne was a Senior Portfolio Manager at State Street Global Advisors’ Investment Solutions Group with a focus on managing tactical asset allocation portfolios. Previously, Lorne was a Portfolio Manager at CalPERS and Numeric Investors, a Senior Portfolio Manager at ABP Investments, and an Economist at Caxton Associates. He earned a BA in both public administration and history at California State University, an MA in applied economics at San Jose State University and an MA and PhD in economics at the University of Washington.

3.The table in the section of the Fund’s SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Information About Other Accounts Managed” is hereby revised by adding the following information pertaining to Mr. Johnson:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*/
	Managers	Investment	Investment	Total Assets
		Companies*/Total	Vehicles*/ Total
		Assets	Assets
PGIM		26/$132,974,496.83	0/$0	0/$0
Quantitative	Lorne
Solutions LLC	Johnson

*Information is as of November 30, 2024.

4.The table in the section of the Fund’s SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Personal Investments and Financial Interests” is hereby revised by adding the following information pertaining to Mr. Johnson:

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Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial
Interests in the Funds and Similar
Strategies*
PGIM Quantitative Solutions LLC	Lorne Johnson	$10,001-$50,000

The dollar range for Lorne Johnson’s investment in the Fund as of November 30, 2024 is as follows: $10,001-$50,000. *Information is as of November 30, 2024.

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